UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana	70058
(Address of principal executive offices)	(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 3, 2006, the Board of Directors of Superior Energy Services, Inc. (the “Company”), at the recommendation of its Nominating and Corporate Governance Committee, appointed Harold J. Bouillion, to serve as a director until the next annual meeting of stockholders. Mr. Bouillion has been appointed by the Board of Directors to serve as a member of its Audit Committee and Compensation Committee. Mr. Bouillion is an independent director under the New York Stock Exchange Listing Standards.
     On November 3, 2006, the Company issued the press release relating to Mr. Bouillion’s appointment attached hereto as Exhibit 99.1 and which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press release issued by Superior Energy Services, Inc., dated November 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: November 3, 2006

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Superior Energy Services, Inc., dated November 3, 2006.